Exhibit 10.12

                             FORM OF PROMISSORY NOTE
            USED IN CONNECTION WITH LOANS MADE PRIOR TO JULY 30, 2002
                          (As amended through May 2002)

                                                ____________, 2002
                                                Boston, Massachusetts
                                                JHFS No. 10


      FOR VALUE RECEIVED, the undersigned, _________________ (the "Borrower"), hereby promises to pay to the order of John Hancock Financial Services, Inc. ("JHFS"), John Hancock Place, 200 Clarendon Street, Boston, MA 02117, the unpaid principal amount of each loan (other than a Capitalized Interest Loan as defined in the Program) made by JHFS to the Borrower pursuant to the JHFS Stock Ownership Loan Program dated February 14, 2000 as amended (the "Program") on the Maturity Date; and, subject to the proviso set forth below, to pay interest (computed on the basis of actual days elapsed and a 360 day year) (a) on the unpaid balance of such principal amount from time to time outstanding at the Interest Rate in effect from time to time from the date hereof, payable quarterly in arrears, on the last day of January, April, July and October in each year, commencing on the last day of first month of next calendar quarter, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any payment of principal or interest which has been overdue for thirty (30) days, payable as aforesaid, at a rate per annum from time to time equal to 2% above the Interest Rate in effect (but in no event in excess of the maximum rate permitted by law); provided, however, that so long as there shall be no Event of Default then existing, the Borrower may, at his or her option in lieu of paying cash, pay all or a portion of the interest due on this Note by executing and delivering to JHFS an additional note or notes (each, a "Capitalized Interest Note") in an aggregate principal amount equal to the amount of interest that would be payable with respect to this Note if such interest were paid in cash, the form and substance of such Capitalized Interest Note to be determined by JHFS.

      In no event shall the outstanding principal amount of this Note exceed the Maximum Amount of Loan.

      The following capitalized terms shall have the meanings set forth below:

      "Interest Period" means, in the first instance, the period commencing on the date hereof and ending on the last day of current quarter, and in each subsequent and successive Interest Period, the period commencing on the first day of a month and ending on the last day of such month, in each case including the first and last day of such Interest Period.

      "Interest Rate" means , the rate of interest per annum equal to the greater of, as of the effective date of this Note, (a) the sum of (i) the rate quoted on the Bloomberg Money Market Index, British Bankers Association Official Libor Fixings page, or its successor or other recognized financial reporting service reasonably selected by JHFS, by commercial banks for the offering to leading banks in the London interbank market for deposits in United States dollars having a term of one month plus (ii) 1.25% or (b) the applicable rate of interest established from

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time to time by the Secretary of the United States Department of Treasury
pursuant to section 1274(d) of the Internal Revenue Code of 1986. In the event the Interest Rate is equal to LIBOR plus 1.25% as provided in subsection (i) above, the Interest Rate shall be reset on the first day of each Interest Period. Each determination of the LIBOR Rate as determined by JHFS shall be conclusive and binding absent manifest error. In the event the Interest Rate is equal to the applicable rate of interest established from time to time pursuant to section 1274(d) of the Internal Revenue Code of 1986 as provided in subsection (ii) above, the rate shall be reset as required to comply with said statutory provision.

      "Maturity Date" means the earlier of (i) February 25, 2005 or (ii) 180 days after the termination of the employment or the death of the Borrower.

      "Maximum Amount of Loan" means an amount equal to (a) _________ less (b) the aggregate outstanding principal amount of all loans borrowed by the Borrower pursuant to this Program (but shall not include any amounts borrowed under any Capitalized Interest Note).

      JHFS shall record the date and amount of each loan made by it to the Borrower under the Program and the date and amount of each payment of principal made by such Borrower with respect thereto. JHFS may endorse on a schedule forming a part of this Note appropriate notations to evidence the foregoing information with respect to each loan to such Borrower; provided, that the failure of JHFS to make any such recordation or endorsement shall not affect the obligations of the Borrower under this Note or under the Program.

      Payment of principal and interest shall be made in lawful money of the United States of America at the offices of JHFS at John Hancock Place, 200 Clarendon Street, Boston, Massachusetts 02117, Attention: Treasurer, or to such other address as may be designated by JHFS from time to time in writing.

      Whenever any payment to be made hereunder shall be stated to be on a Saturday, Sunday or any other day on which commercial banks in the Commonwealth of Massachusetts are authorized to be closed, such payment may be made on the next succeeding business day.

      Upon the occurrence of the following Events of Default: (a) the Borrower fails to make any payment of principal or interest when due hereunder and such failure continues for a period of thirty days after receipt of notice of non-payment from JHFS; or (b) the unpaid principal amount of this Note shall exceed the Maximum Amount of Loan; or (c) the Borrower shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law, or shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of, or taking possession by, a receiver, custodian, liquidator, assignee, trustee or sequestrator (or other similar official) of the Borrower or any substantial part of the Borrower's property, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay the Borrower's debts as they become due, or the Borrower shall take any action in furtherance of the foregoing, or a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Borrower in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appoint a receiver, custodian, liquidator, assignee, trustee, sequestrator (or other similar official) of the Borrower or of any substantial part of the Borrower's property, or order the winding up or liquidation of the Borrower's affairs, and the continuance of such decree or order unstayed and in


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effect for a period of 90 consecutive days; or (d) an event of default shall have occurred and be continuing under any Capitalized Interest Note executed pursuant to the Program, the holder of this Note may, by notice in writing to the Borrower at the notice address set forth below the Borrower's signature hereon, or at such other address as the Borrower may specify to JHFS in writing, declare the principal of this Note and all interest accrued thereon to be forthwith due and payable, whereupon the same shall become and shall be immediately due and payable. Forbearance to exercise this option with respect to any failure or breach of the Borrower shall not constitute a waiver of the right as to subsequent failure or breach.

      This Note may be prepaid in whole or in part from time to time, at the Borrower's option, without any prepayment penalty or premium.

      The Borrower agrees to pay the reasonable costs and expenses, including reasonable attorneys' fees, incurred by JHFS in collecting any sums due under this Note or the Program or in otherwise enforcing any rights or remedies that are or may be available to JHFS.

      The Borrower hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note, and assents to extensions of time of payment or forbearance or other indulgence without notice.

      THIS NOTE HAS BEEN EXECUTED AND DELIVERED IN, AND ITS TERMS AND PROVISIONS ARE TO BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF, THE COMMONWEALTH OF MASSACHUSETTS.


                                        BORROWER:


_______________________________         _______________________________
Witness                                 [NAME]


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                                Note (Continued)

                         LOANS AND PAYMENTS OF PRINCIPAL


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                                      Amount of Principal   Notation made
     Date          Amount of Loan           Repaid               by

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